                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event     17-Jun-96

The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


              The Money Store Inc., as Representative
              ---------------------------------------
              Transworld Insurance Company d/b/a Educaid, As Seller
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)



             New Jersey
             Arizona              33-89200            68-6127681

             State or oth        (Commission        (IRS Employer
             jurisdiction       File Number)          ID Number)
             incorporation)


             2840  Morris  Avenue,  Union,  New  Jersey    07083
- --------------------------------------------------------------------------------
             (Address of principal executive officer)


             Regristrant's Telephone Number,                      908-686-2000
             including area code:


                                     n/a
- --------------------------------------------------------------------------------
              (Former name or former address, if changed since last report)

             Item 5      Other Events



Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7.........................................................      17-Jun-96



A-8.........................................................      19-Jun-96

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          CLASSNOTES TRUST 1996-I


                                          THE MONEY STORE INC., Representative
                                          TRANS-WORLD INSURANCE COMPANY, Seller




                                          By: \S\ Harry Puglisi
                                          ----------------------
                                          of The Money Store Inc. and
                                          Trans-World Insurance Company
                                                d/b/a Educaid


Dated:  06/17/96

                        TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                              CLASSNOTES TRUST  1995 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-7    Determination Date               06/11/96
Cusip #  182743ADC      Distribution Date                06/17/96
                        Record Date                      06/13/96


(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                  3,250,000.00
               Per $50,000 original principal amount of the Notes               1,069.078947


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                    780,223.47
               Per $50,000 original principal amount of the Notes                 256.652458


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                          0.00
               Per $50,000 original principal amount of the Notes                   0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                          0.00
               Per $50,000 original principal amount of the Notes                   0.000000


(iv)       Pool Balance at end of preceding Collection Period                 520,790,424.87


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-7 NOTES                                             148,750,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                        CLASS A-7 NOTES
                        PERIOD 1                                                     0.0000%
                        PERIOD 2                                                     0.0000%
                        PERIOD 3                                                     5.5800%
                        CURRENT RATE          (Based on Auction)                     5.6700%


                       2.  NET LOAN RATE
                        PERIOD 1                                                        6.4700%
                        PERIOD 2                                                        6.5950%
                        PERIOD 3                                                        6.6200%

               (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rat                   925,257.78

(vii)       (a)   Service Fee for related Collection Period  (Pro R                   52,115.51
                Per $50,000 original principal amount of the Notes                    17.143260

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                        0.00
               Per $50,000 original principal amount of the Notes                      0.000000

                    2.  Remaining Balance                                                  0.00
               Per $50,000 original principal amount of the Notes                      0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                 1,900.00
               Per $50,000 original principal amount of the Notes                      0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                      0.00
               Per $50,000 original principal amount of the Notes                      0.000000

                    3.  Indenture Trustee Fee  (Pro Rata)                                  0.00
               Per $50,000 original principal amount of the Notes                      0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                        1,103.37
               Per $50,000 original principal amount of the Notes                      0.362950

                    5.  Surety Provider Fee  (Pro Rata)                               11,125.56
               Per $50,000 original principal amount of the Notes                      3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                     0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                      0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                           0.00

(xii)       (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                               0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                   0.00

            (c)     Amount in the Reserve Account                                  2,072,485.42


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                     0.00

(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                           0.00

           (b)     Amount in the Pre-Funding Account                                     27,007,384.54

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                 0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                      0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                       0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60                         3,544,009.55
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90                         2,000,553.91
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180                        2,652,763.55
                 Delinquent

          (d)  Number of Financed Student Loans that are more than                          349,166.02
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                           241,480.90

(xix)     Parity Percent                 Numer   581,313,208.67
                                                 --------------
            as 04/30/96              Denominat   576,630,627.90                                 100.81%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                 2,222.13

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                0.00


The Money Store, Inc.


By:   \s\  Harry Puglisi
- ------------------------
Harry Puglisi
Treasurer

                        TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                              CLASSNOTES TRUST  1995 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
         CLASS A-8      Determination Date               06/13/96
Cusip #  182743AE4      Distribution Date                06/19/96
                        Record Date                      06/17/96

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                       0.00
               Per $50,000 original principal amount of the Notes                0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                 215,390.00
               Per $50,000 original principal amount of the Notes              211.166667


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                       0.00
               Per $50,000 original principal amount of the Notes                0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                       0.00
               Per $50,000 original principal amount of the Notes                0.000000


(iv)       Pool Balance at end of preceding Collection Period              520,790,424.87


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-8 NOTES                                           51,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                        CLASS A-8 NOTES
                        PERIOD 1                                                  0.0000%
                        PERIOD 2                                                  5.4500%
                        PERIOD 3                                                  5.4000%
                        CURRENT RATE          (Based on Auction)                  5.4300%




                       2.  NET LOAN RATE
                        PERIOD 1                                                     6.4700%
                        PERIOD 2                                                     6.5950%
                        PERIOD 3                                                     6.6200%

               (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rat                263,670.00

(vii)      (a)   Service Fee for related Collection Period  (Pro R                 17,486.12
               Per $50,000 original principal amount of the Notes                  17.143255

           (b)    Service Fee Carryover for related Collection Period
                    1.  Distributed                                                     0.00
               Per $50,000 original principal amount of the Notes                   0.000000

                    2.  Remaining Balance                                               0.00
               Per $50,000 original principal amount of the Notes                   0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                              1,900.00
               Per $50,000 original principal amount of the Notes                   1.862745

                    2.  Auction Agent Fee  (Pro Rata)                              11,747.71
               Per $50,000 original principal amount of the Notes                  11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                               0.00
               Per $50,000 original principal amount of the Notes                   0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                       370.21
               Per $50,000 original principal amount of the Notes                   0.362950

                    5.  Surety Provider Fee  (Pro Rata)                             3,732.92
               Per $50,000 original principal amount of the Notes                   3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                  0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                   0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                        0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                            0.00

           (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                0.00

           (c)      Amount in the Reserve Account                               2,072,485.42


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                  0.00






(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                0.00

         (b)     Amount in the Pre-Funding Account                                            27,007,384.54

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                      0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                     0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                           0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                            0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60                              3,544,009.55
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90                              2,000,553.91
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180                             2,652,763.55
                 Delinquent

          (d)  Number of Financed Student Loans that are more than                               349,166.02
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                241,480.90

(xix)     Parity Percent                 Numer581,313,208.67
            as 04/30/96              Denominat576,630,627.90                                        100.81%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                      2,222.13

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                     0.00


The Money Store, Inc.



By: \s\   Harry Puglisi
- -----------------------
Harry Puglisi
Treasurer